Exhibit 10.10

Assignment and Assumption
of
Agreement for the Purchase and Sale of Partnership Interests

This ASSIGNMENT AND ASSUMPTION OF THE AGREEMENT FOR THE PURCHASE AND SALE OF PARTNERSHIP INTERESTS (the “Assignment”) is made as of September 21, 2015 by and between ETRE Holdings A-2, LLC, a Delaware limited liability company (the “Assignor”), and ETRE Holdings R-1, LLC, a Delaware limited liability company (the “Assignee”).

RECITALS

A.WHEREAS, Assignor is the purchaser under that certain Agreement for the Purchase and Sale of Partnership Interests, dated as of April 16, 2015, by and among Assignor, as purchaser, 1 Brown Street Associates, L.P., a Pennsylvania limited partnership (“Brown”), 800 Delaware Ave Associates, L.P., a Pennsylvania limited partnership (“800 Delaware” and together with Brown, the “Owners”), Waterview Grande L.P., a Pennsylvania limited partnership (“Waterview LP”), 1-33 Brown Street, LLC, a Pennsylvania limited liability company (“Brown GP”), and 800 North Delaware Avenue, LLC, a Pennsylvania limited liability company (“800 Delaware GP”, and together with Brown GP and Waterview LP, the “Sellers”) (as modified by that certain Extension Agreement dated as of May 13, 2015 and as otherwise may be amended or modified from time to time, the “Purchase Agreement”).

B.WHEREAS, pursuant to the Purchase Agreement, Assignor will purchase and acquire an aggregate eighty-nine percent (89.00%) of the limited and general partnership interests owned by Sellers in each of the Owners, and Waterview LP will retain an aggregate eleven percent (11.00%) of the limited partnership interests in each of the Owners, in each case subject to the term and conditions of the Purchase Agreement. Brown owns One Brown Street, Philadelphia, Pennsylvania and 800 Delaware owns 800 North Delaware Avenue, Philadelphia, Pennsylvania, collectively known as the Penn Treaty Village Pennthouses.

C.WHEREAS, as permitted by Section 6.7 of the Purchase Agreement, Assignor desires to assign all of its rights, benefits, liabilities and obligations arising under the Purchase Agreement to Assignee, and Assignee desires to assume all of said rights, benefits, liabilities and obligations on the terms set forth herein. Assignor and Assignee are “Affiliates” as such term is defined in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing promises, the mutual undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.Recitals. The above recitals are incorporated herein by reference.

2.Assignment and Assumption. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title, claim and interest in, to and under the Purchase Agreement and Assignee hereby accepts the foregoing assignment and assumes and agrees to perform the obligations of Assignor under the Purchase Agreement first arising from and after the date hereof.

3.Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties’ successors and assigns.

4.Governing Law. This Assignment shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the choice of law provisions thereof.

5.Counterparts. This Assignment may be executed in multiple counterparts. If so executed, all of such counterparts shall constitute but one agreement, and, in proving this Assignment, it shall not be necessary to produce or account for more than one such counterpart. To facilitate execution of this Assignment, the parties hereto may execute and exchange by facsimile or electronic mail PDF copies of counterparts of the signature pages.

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IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date and year first above written.

ASSIGNOR
ETRE HOLDINGS A-2, LLC
By: Series A-2 of ETRE REIT, LLC,
its sole member

By:_/s/ Paul Frischer___________________
Name: Paul Frischer
Title: Authorized Signatory
ASSIGNEE
ETRE HOLDINGS R-1, LLC
By: Series R-1 of ETRE Residential, LLC,
its sole member

By:_ /s/ Paul Frischer________________
Name: Paul Frischer
Title: Authorized Signatory